UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 22, 2024

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Central Plaza, 5th Floor, 36 Dame Street, Dublin D02 EF64, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 353 1 6699 020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares (ADS(s)), each ADS representing the right to receive one (1) Ordinary Share of Amarin Corporation plc	AMRN	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 22, 2024, Amarin Corporation plc (the “Company”) received a notice (the “Extension Notice”) from the Nasdaq Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that Nasdaq has granted the Company an additional 180 calendar days, or until May 19, 2025, to regain compliance with the minimum bid price requirement under Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”).

In connection with the Extension Notice, the listing of the Company’s American Depositary Shares (“ADS”), each representing one ordinary share of the Company, will be transferred from the Nasdaq Global Market to the Nasdaq Capital Market, effective as of November 26, 2024. The Extension Notice has no other immediate effect on the listing of the Company’s ADS, which will continue to trade under the symbol “AMRN” at this time.

If at any time before May 19, 2025, the closing bid price of the Company’s ADS is at least $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written confirmation that the Company has achieved compliance with the Bid Price Requirement.

The Company intends to continue actively monitoring the bid price for its ADS between now and May 19, 2025, and to continue considering available options to resolve the deficiency and regain compliance with the Bid Price Requirement. These options include, but are not limited to, effecting a reverse stock split, if necessary. However, there can be no assurance that the Company will be able to regain compliance with the Bid Price Requirement or that the Company’s common stock will not be delisted from Nasdaq.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2024	Amarin Corporation plc

	By:	/s/ Aaron Berg
Aaron Berg
President and Chief Executive Officer